NASDAQ TIVC INVESTOR PRESENTATION 2022 SEPT Make text into real text. Use vector graphic for logo. 72? Or 150? The future of medicine is electronic. NASDAQ TIVC INVESTOR PRESENTATION 2023 March

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. Statements regarding our future results of operations and financial position, economic performance, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, acquisition strategies, investments, and future capital expenditures are all forward looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “should,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “target,” “project,” “might,” “plan,” “predict” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We caution you that any such forward-looking statements are not guarantees of future performance, and are subject to risks, assumptions and uncertainties that are difficult to predict and beyond our ability and control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Any differences could be caused by a number of factors, including but not limited to: our anticipated needs for working capital; our ability to secure additional financing; regulatory or legal developments in the United States and other countries; our expectation regarding timing, costs, conduct and development of our product candidates; supply chain constraints; and our efforts to expand our products and business. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date made, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to place undue reliance upon these statements. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate, and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy our securities.  FORWARD LOOKING STATEMENTS

Investment Highlights TIVIC HEALTH Commercial-stage company in high-growth, emerging market: Bioelectronic Medicine. Built with vision to become a market leader in clinically validated, non-invasive bioelectronic therapeutics. Projected to grow at 35% CAGR.1 FDA-approved, award-winning product in market for sinus pain & congestion. $8B2 market opportunity. Strong IP. Peer-reviewed publications. Partnerships with leading medical research facilities. Extensible platform with potential applications in migraine and other indications. High safety profile, low-risk, and broad application space. Experienced management team. Strong reputation and network in bioelectronic medicine. 2 FDA Clearances + CE Mark $8BE US Addressable Market2 114% year-over-year DTC revenue growth (1) IDTechEx Bioelectronic Medicine, 2019-2029 (2) Data from publicly available information (that has not been independently verified by the company) combined with company sponsored market research study of 600 people with recurring sinus conditions (conducted by consumer research firm, Research America).

THE BIG IDEA The body is an electrochemical system. Bioelectronic medicine restores health by tuning body’s innate electrical signals. 4 Bioelectronic medicine represents a multi-billion-dollar opportunity and has the “potential to become a pillar of medical treatment.” Bioelectronics ‘jump-start the next wave of device therapeutics. – October 2019

IMPLANTS NON-INVASIVE Moving from Implants to Non-invasive BIOELECTRONICS TRAJECTORY 1960s Pacemakers 2010s Sleep Apnea 1990s Deep Brain, Spinal Cord Bioelectronics historically implanted technology.  Tivic Health tunes signals non-invasively. Strong safety profiles, broader applicability, emerging as first-line therapeutics. 2020s Non-Invasive Bioelectronics $7.7B1 mkt cap private private

BIOELECTRONIC PLATFORM FOR Non-invasive Peripheral Nerve Stimulation Programmable Parameters Proprietary Algorithms Patented Form Factor produces varied biological responses for different diseases and conditions enables low-level electrical current to penetrate deeply through tissue detects optimal treatment zones, personalize therapeutic stimulation

COMMON PLATFORM, MULTIPLE OPPORTUNITIES

Active Clinical Pipeline

PRODUCT / PRODUCT LINE	THERAPEUTIC AREA	DISCOVERY / R&D	CLINICAL FEASIBILITY	PIVOTAL STUDY	REGULATORY CLEARANCE	COMMERCIAL DISTRIBUTION
ClearUP	Sinus Pain & Congestion					
npdPP*	Post-Operative Pain[2]			600K US adults annually[3]		
npdMI*	Migraine			39M US adults: up to 1B globally[4]		

45M US adults suffer **nasal allergies**[1]

200M US adults suffer moderate to severe **congestion**[1]

* Investigational use only

(1) Data from publicly available information (that has not been independently verified by the company) combined with company sponsored market research study of 600 people with recurring sinus conditions (conducted by consumer research firm, Research America).

(2) Post-operative pain from Functional Endoscopic Sinus Surgery (FESS).

(3) Bhattacharyya N. Ambulatory sinus and nasal surgery in the United States: demographics and perioperative outcomes. Laryngoscope. 2010 Mar

(4) https://americanmigrainefoundation.org/resource-library/what-is-migraine/; Amiri P, Kazeminasab S, Nejadghaderi SA, Mohammadinasab R, Pourfathi H, Araj-Khodaei M,
Sullman MJM, Kolahi AA, Safiri S. Migraine: A Review on Its History, Global Epidemiology, Risk Factors, and Comorbidities. Front Neurol. 2022 Feb 23

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CLEARUP
Sinus Relief
Pulsed, low-level current
Guided treatment
5 minutes, 2x / day

CLEARS CONGESTION, RELIEVES SINUS PAIN

- FDA-approved and CE-marked
- Proven in double-blind RCT @ Stanford Medical Center
- $169 MSRP

- **$11.1B sinus,** cold & allergy sector, dominated by pharmaceuticals[1]
- **90%** of sinus sufferers want to reduce use of pharmaceuticals[2]
- **82%** prefer ClearUP to current treatments[3]

Fast Acting

No Drug Side Effects

Clinically Proven Trigeminal Nerve Stimulation

Patented

Peer-Reviewed Publications

ClearUP is indicated for use for temporary relief of sinus pain from allergic rhinitis (US FDA), for temporary relief of moderate to severe congestion (US FDA), and for temporary relief of sinus pain, pressure and congestion (CE Mark).

(1) Data from Mintel Group Ltd.
(2) Market research study of 600 people with recurring sinus conditions. Company sponsored research conducted by Research America.
(3) Maul XA, Borchard NA, Hwang PH, Nayak JV. Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controlled, double-blinded clinical trial. Int Forum Allergy Rhinol. 2019;9:352–356.

Available for purchase at: TIVIC™ tivichealth.com

amazon.com

HSA/FSA store

BEST BUY

Walmart.com

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MARKET LANDSCAPE

$11.1B US Market in OTC Sinus Care Market [1]



Intranasal Steroids

- Burning, stinging, nose bleeds, headache, nausea, vomiting, diarrhea, sore throat, dizziness, cough



Decongestants

- Oral and intranasal
- Insomnia, nervousness, heart palpitations, headache, sweating, nausea, trembling, weakness, rebound



Antihistamines

- Not effective for congestion and pain
- Headache, sleepiness, fatigue, dry mouth, and sore throat



Daily Saline Irrigation

- Most commonly recommended option for regular maintenance
- $706M US market [2]

(1) Data from Mintel Group Ltd.
(2) USA Nasal Irrigation Devices Industry & Market Research Report 2021. Maia Research.

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BASED ON SCIENCE OF NEUROMODULATION

Dual Mechanisms of Action



Trigeminal nerve mediates pain relief [1]

Sympathetic nerves induce vasoconstriction [2-5]

More than a sinus treatment

ClearUP has been proven effective in treating sinus and nasal inflammatory conditions.

Other inflammatory conditions associated with nerve activity in the head and neck represent potential product candidates:

- migraines (39 million U.S., $1B est. globally) [6]
- pain and swelling from facial and sinus surgeries (600,000 functional endoscopic surgeries annually, U.S.) [7]
- temporomandibular joint disorder (31 million U.S.) [8]
- tinnitus (50 million U.S.) [9]
- trigeminal neuralgia (150,000 U.S., rare severe condition) [10]
- ear infections (50% of children) [11]

* References for footnotes 1-11 are on appendix slide 23.

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CLINICAL: PEER-REVIEWED PUBLICATION

Fast-acting

Double-blind, randomized, sham-controlled trial examined acute response.
Reduction in pain and congestion, 10-minutes after first use.

Stanford MEDICINE


Effective for
74%
of users
10 minutes
after use

Clinically meaningful reduction in pain and congestion 10 minutes after use.


Sham
ClearUP™
0
-1
-2
Change in Pain (VAS)
-15.9%
-29.6%
▼29.6%
Reduction in Pain
#
Sham
ClearUP™
0
-2
-4
Change in Congestion (Mod. NOSE)
-22.0%
-35.0%
▼35.0%
Reduction in Congestion
*

RESULTS PUBLISHED IN

International Forum of Allergy & Rhinology

Runner-Up Best Clinical Manuscript

#p = 0.007; *p = 0.008; two-tailed unpaired t-test comparing Sham vs. ClearUP

Maul XA, Borchard NA, Hwang PH, Nayak JV. Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controlled, double-blinded clinical trial. Int Forum Allergy Rhinol. 2019;9:352–356.

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CLINICAL: PEER-REVIEWED PUBLICATION

Continued improvement with regular use

4-week open-label study showed continued reduction in pain and congestion with daily use; also showed **durable effect**, relief present at 6 hours after treatment.

ALLERGY AND ASTHMA ASSOCIATES


Effective for
88%
of users
after 4 weeks
of use

Continued week-over-week reduction in symptoms


Week 1
Week 2
Week 3
Week 4
0
-2
-4
Change in Pain (NRS)
-20%
#
-32%
*
-37%
*
-43%
*
▼43.3%
Reduction in Pain
0
-6
-12
Change in Congestion (CQ7)
-22%
*
-33%
*
-37%
*
-44%
*
▼44.3%
Reduction in Congestion

RESULTS PUBLISHED IN
Bioelectronic Medicine

#p < 0.01; *p < 0.0001; two-tailed paired t-test comparing pre-treatment vs. post-treatment

Goldsobel, A.B., Prabhakar, N. & Gurfein, B.T. Prospective trial examining safety and efficacy of microcurrent stimulation for the treatment of sinus pain and congestion. Bioelectron Med 5, 18 (2019) doi:10.1186/s42234-019-0035-x

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K182025 CE 704687 DEN200006 ISSUED PATENTS 96 issued claims 5 PATENTS PENDING 21 STRONG INTELLECTUAL PROPERTY THREE REGULATORY CLEARANCES PEER-REVIEWED PUBLICATIONS Open-label 4-week study. Published: Bioelectronic Medicine Double-blind, sham-controlled, randomized trial. Published: International Forum of Allergy & Rhinology ROBUST FOUNDATIONS

$11.1B1 Large Markets, Significant Growth Opportunity MARKET SIZE $8BE US TAM2 Allergy, Sinusitis, Cold & Flu, + OTC Sinus Care US Market (1) Data from Mintel Group Ltd. (2) Data from publicly available information (that has not been independently verified by the company) combined with company sponsored market research study of 600 people with recurring sinus conditions (conducted by consumer research firm, Research America). (3) IDTechEx Bioelectronic Medicine, 2019-2029 ClearUP is indicated for use for temporary relief of sinus pain from allergic rhinitis (US FDA), for temporary relief of moderate to severe congestion (US FDA), and for temporary relief of sinus pain, pressure and congestion (CE Mark). 35% Peripheral nerve stimulation market forecast to grow at CAGR.3

MARKET DEVELOPMENT

Expanding The Growth Engine

- Indication
- Market
- Product
- Channel

Indication

Sinus Pain FDA
from allergies (2019)

Congestion FDA
from any cause (2021)

Sinus Pain, Pressure Congestion CE
from any cause (US)

New Indications
breathing ease (US)

Rx

broad, existing
CE Mark
provides global clearance

International Expansion

CE

Market

45M US Adults

- Allergy Sufferers
- Active Outdoor Enth.
- Natural Remedy Users
- Bio Hackers

200 M US Adults

- Undiagnosed Migraine
- Power Treaters
- Chronic Sinusitis
- CPAP Users / Snoring
- High Performance Athletes
- First Responder & Military
  cannot be medicated on-duty

Product

Device



Accessories

Device w/data augmentation
(usage frequency/relief, data on symptom & pharmaceutical use & health behaviors, reminders)

Connected Device
- Subscription app
- New business models


WELCOME TO
ClearUP

Channel


Tivic ClearUP®
$144.99

Online



HCP referrals


ClearUP®
Sinus Relief

In-store Distribution

45M US adults suffer sinus pain from allergies.
200M US adults suffer moderate to severe congestion.
Data from publicly available information combined with company sponsored market research study of 600 people with recurring sinus conditions.

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Structured Approach to Growth MARKET DEVELOPMENT Product development FDA clearance Market introduction Build credibility & traction Harden and grow ecommerce Expand target segments Extend ClearUP product line Build healthcare professional (HCP) engagement 2016 – 2021 2022 2023-2024 2024 – 2026+ New indications for existing product platform New product platforms Controlled international market entries Clinical research to expand product pipeline New manufacturing partnerships Built core operating & commercial team

LEADERSHIP TEAM

Experienced, Execution-oriented Leadership

Jennifer Ernst

Chief Executive Officer, MBA

Founded and built Tivic Health from founding to IPO in 5 years. Took prior company (Thin Film Electronics) from 8-person R&D team to $480MM market cap in < 5 years, as CEO of US subsidiary.

Inc. Female 100 Founders 2021

Top 25 Women in Consumer Healthtech 2021

Veronica Cai

Chief Financial Officer, CPA

25 years broad-based public and private company finance and accounting leadership for high-growth medical and life science companies.

Blake Gurfein

Chief Scientific Officer, Ph.D.

Neuroscientist, Asst. Prof. of Medicine, UCSF. Pfizer, EMD Serono. Named to 40 under 40, Silicon Valley Business Journal. Four prior neuromodulation products.

Ryan Sabia

Chief Operations Officer

Global sales, marketing, and operations for omnichannel and ecommerce growth companies. Background in both health and consumer products.

Sanjay Ahuja

SVP, Quality & Regulatory Affairs

Regulatory affairs, and quality systems for medical devices, diagnostic systems, biologics, evidence-based pharma, and combination products.

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Twelve Months Ended December 31 (in thousands) FY 2022 FY 2021 Revenues $ 1,840 $ 1,257 Gross Profit (Loss) 299 (38) Net loss (10,096) (8,494) Operating Results FINANCIALS 46% 2022 vs 2021 highlights Revenues increased 46% YOY Direct-to-consumer revenue increased 114% YOY Gross Margin improved ~9X(1) Product Revenue by Quarter by Channel Q1 2021 – Q4 2022 Fully Year 2022 – 2021 (1) Supply chain shortage significantly impacted our gross profit in 2022 (e.g., approximately 25% of COGS in the third quarter was attributed to purchase price variance from electronic parts). We currently do not foresee similar supply chain issue in 2023 and expect gross margin improvement from partnerships with Microart and Alom. 2021 2022

Capitalization Table FINANCIALS March 24, 2023 Common Stock 29,677,734 Options (WAEP: $2.01) 1,248,850 Warrants (WAEP: $1.18) 1,272,680 Fully Diluted Shares 32,199,264

Financial Position FINANCIALS (in thousands) December 31, 2022 Cash and Cash Equivalents $ 3,517 Total Assets 5,856 Total Liabilities 2,226 Total Stockholders’ Equity $ 3,630 Clean balance sheet No debt Raised $5M in equity financing in Feb 2023

Investor Summary HIGHLIGHTS FDA-cleared products in high-growth sector. Large available market $8B1 in US; global opportunity. Established Tier 1 channels growing. Regulatory clearances for both US and international sales. Robust IP portfolio, recently issued patents. Clinical validation with leading institutions, peer-reviewed publications. Extensible platform with multiple product opportunities. Systematic growth strategy built for 21st century. Experienced leadership, with public company growth experience.  Jennifer Ernst CEO, Tivic Health ir@tivichealth.com (1) Data from publicly available information (that has not been independently verified by the company) combined with company sponsored market research study of 600 people with recurring sinus conditions (conducted by consumer research firm, Research America).

Jennifer Ernst CEO, Tivic Health ir@tivichealth.com

APPENDIX

Dual Mechanisms of Action



Trigeminal nerve mediates pain relief [1]

Sympathetic nerves induce vasoconstriction [2-5]

More than a sinus treatment

ClearUP has been proven effective in treating sinus and nasal inflammatory conditions.

Other inflammatory conditions associated with nerve activity in the head and neck represent potential product candidates:

- migraines (39 million U.S., $1B est. globally) [6]
- pain and swelling from facial and sinus surgeries (600,000 functional endoscopic surgeries annually, U.S.) [7]
  - temporomandibular joint disorder (31 million U.S.) [8]
  - tinnitus (50 million U.S.) [9]
  - trigeminal neuralgia (150,000 U.S., rare severe condition) [10]
  - ear infections (50% of children) [11]

* References for slide 11 footnotes:

1. Maul, Ximena A., et al. "Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controlled, double-blinded clinical trial." International forum of allergy & rhinology. Vol. 9. No. 4. 2019.
2. Mandel, Yossi, et al. "Vasoconstriction by electrical stimulation: new approach to control of non-compressible hemorrhage." Scientific reports 3.1 (2013): 1-7.
3. Franco, O.S., et al. "Effects of different frequencies of transcutaneous electrical nerve stimulation on venous vascular reactivity." Brazilian Journal of Medical and Biological Research 47.5 (2014): 411-418.
4. Malm, L. "Stimulation of sympathetic nerve fibres to the nose in cats." Acta otolaryngologica 75.2-6 (1973); 519-526.
5. Fischer, Laurent, et al. "Adrenergic and non-adrenergic vasoconstrictor mechanisms in the human nasal mucosa." Rhinology 31.1 (1993): 11-15.
6. https://americanmigrainefoundation.org/resource-library/what-is-migraine/; Amiri P, Kazeminasab S, Nejadghaderi SA, Mohammadinasab R, Pourfathi H, Araj-Khodaei M, Sullman MJM, Kolahi AA, Safiri S. Migraine: A Review on Its History, Global Epidemiology, Risk Factors, and Comorbidities. Front Neurol. 2022 Feb 23
7. Bhattacharyya N. Ambulatory sinus and nasal surgery in the United States: demographics and perioperative outcomes. Laryngoscope. 2010 Mar
8. https://tmj.org/living-with-tmj/basics/
9. https://my.clevelandclinic.org/health/diseases/14164-tinnitus
10. https://www.aans.org/Patients/Neurosurgical-Conditions-and-Treatments/Trigeminal-Neuralgia
11. https://jamanetwork.com/journals/jamapediatrics/fullarticle/2759422

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